                                                                  Exhibit 10.27

                 [LOGO OF DANA COMMERCIAL CREDIT APPEARS HERE]

                            MASTER LEASE AGREEMENT
                               ----------------

LESSOR:  Dana Commercial Credit         LESSEE: TELCO COMMUNICATIONS GROUP, INC.
         Corporation, a Delaware        ----------------------------------------
         Corporation ("Lessor")
                                        ----------------------------------------
ADDRESS: 1300 Indian Wood Circle             VIRGINIA CORPORATION    ("Lessee")
         Maumee, Ohio 43537             ----------------------------------------
                                        ADDRESS, PRINCIPAL PLACE OF BUSINESS:

                                               4219 Lafayette Center Drive
                                        ----------------------------------------
                                                Chantilly, Va 22021-1209
                                        ----------------------------------------


     1. LEASE OF EQUIPMENT. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, subject to the terms and conditions of this Master Lease Agreement ("Master Lease") and in any other document(s) which are or become incorporated by reference, the machinery, equipment and other personal property, together with all replacement parts, additions and accessories thereto and any intangibles (collectively, the "Equipment" and individually a "Leased Item") described in any lease schedules which are executed by Lessor and Lessee and incorporated herein by reference ("Lease Schedule"). Each Lease Schedule issued under this Master Lease constitutes a separate agreement distinct from this Master Lease and any other Lease Schedule. The terms and conditions of this Master Lease shall govern the lease of all Equipment on each Lease Schedule, as supplemented by the terms of the Lease Schedule. Whenever reference is made to "this Lease", or "herein" or "hereunder", it shall be deemed to include this Master Lease, each Lease Schedule issued under it and each other document which may by reference be made a part hereof. The parties agree that this Lease is a "Finance Lease" as defined by (S)2A-103(g) of the Uniform Commercial Code.

     2. DELIVERY, ACCEPTANCE AND INSTALLATION. Lessee shall be responsible to select the type, quantity and vendor or manufacturer ("Supplier") of each Leased Item, and in reliance thereon, the Equipment will then be ordered by Lessor from such Supplier, or Lessor may at its option elect to accept an assignment of any existing purchase order from Lessee. The Equipment is to be delivered and installed at the location specified on the applicable Lease Schedule. The Equipment shall be deemed to have been accepted by Lessee for all purposes under this Lease upon Lessor's receipt of a certificate, in form satisfactory to Lessor, executed by Lessee certifying Lessee's terms of acceptance ("Acceptance Certificate"). Lessee will sign the Acceptance Certificate authorizing Lessor to pay for the Equipment only after Lessee has received and accepted the Equipment as fully operable for Lessee's purposes. Lessor shall not be liable or responsible for any loss or damage occasioned by any cause, circumstance or event of any nature relating to the delivery, installation or operation of any of the Equipment, including, without limitation, loss or damage arising by reason of any failure or delay in the delivery of the Equipment to Lessee for whatever reason or damage in transit. Lessee shall be responsible for all transportation, packing, installation, testing and other charges in connection with the delivery, installation and use of the Equipment.

     3. TERM. This Master Lease shall commence upon execution by the Lessor and continue until full performance of all of its terms. The lease term of each Leased Item ("Lease Term") shall commence upon acknowledgment of the Acceptance Certificate by Lessor, effective the date of the Acceptance Certificate ("Acceptance Date") with respect to such Leased Item and shall continue for the number of months, and any proration thereof, specified in the applicable Lease Schedule. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN OR AS OTHERWISE SET FORTH IN WRITING AND EXECUTED BY LESSOR AND LESSEE, THIS LEASE IS NONCANCELLABLE BY LESSEE.

     4. RENT AND OTHER CHARGES. (a) Lessee shall pay Lessor rent for the Equipment, without any deduction or set off and without prior notice or demand, in the amounts specified in the applicable Lease Schedule. Rent is payable as and when specified in the Lease Schedule. (b) Lessee agrees to pay, upon demand for payment by Lessor, all other charges incurred in connection with the Equipment, and any other charge or payment due hereunder. (c) LESSEE AGREES THAT TIME IS OF THE ESSENCE TO LESSOR IN THIS AGREEMENT AND TO MAKE THE PAYMENTS WHEN DUE UNDER THIS LEASE. Without Lessor's prior written consent, any payment to Lessor of a smaller sum than due at any time under this Lease shall not constitute a release or an accord or satisfaction for any greater sum due, or to become due, regardless of any endorsement restriction. If any rent or other amount payable hereunder shall not be paid when due. Lessee shall pay Lessor:
(i) a one-time late charge in the stipulated and liquidated amount of $.05 per dollar of the amount not paid or $5.00, if greater; (ii) a finance charge during every month after the first month in which the sum is late computed daily on the amounts then due and unpaid at a rate of 1 1/2% per month, or, if less, the highest applicable rate permitted by law, and (iii) all collection costs and expenses. (d) All payments shall be made to Lessor at the address shown above, or at such other place as Lessor shall specify in writing. Each payment received will be applied first to the oldest charge due under the Lease, including, without limitation, any charges arising under the provisions of subsection (b) or (c) above to the extent then due and unpaid. (e) THIS IS A NET LEASE AND LESSEE SHALL NOT BE ENTITLED TO ANY ABATEMENT OR REDUCTION OF RENTS OR OF ANY OTHER AMOUNTS PAYABLE HEREUNDER FOR ANY REASON. LESSEE'S OBLIGATION TO PAY ALL RENT AND ANY OTHER AMOUNTS HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL UNDER ALL CIRCUMSTANCES. Lessee hereby waives any and all existing or future claims to any offset against the rent payments due hereunder, and agrees to make the rent payments regardless of any offset or claim which may be asserted against the Lessee.

     5. RENT ADJUSTMENT:

        (a) The rent payments in each Lease Schedule have been calculated on the assumption (which, as between Lessor and Lessee, is mutual) that the maximum effective corporate income tax rate (exclusive of any minimum tax rate) for calendar-year taxpayers ("Effective Rate") will be 34% throughout the lease term.

        (b) If, solely as a result of any new law (including, without limitation, any modification of, or amendment or addition to, the Internal Revenue Code of 1986 ("Code")), the Effective Rate is higher than 34% for any year during the lease term, then Lessee shall pay to Lessor as additional rent a lump sum equal to the product of (i) the Effective Rate (expressed as a decimal) for such year less .34 (or, in the event that any adjustment has been made hereunder for any previous year, the Effective Rate (expressed as a decimal) used in calculating the next previous adjustment) times (ii) the adjusted Stipulated Loss Value (where Stipulated Loss Value is defined on the Lease Schedule). The adjusted Stipulated Loss Value shall be the Stipulated Loss Value (calculated as of the first rental due in the year for which such adjustment is being made) less the product of (i) the remaining Tax Benefits for the year for which such adjustment is being made and all subsequent years of the lease term and (ii) the Effective Rate (expressed as a decimal) (in the year for which such adjustment is being made). Lessee shall pay to Lessor the full amount of the additional rent payment on the later of (i) receipt of notice or (ii) the first day of the year for which such adjustment is being made.

        (c) Lessee's obligations under this Section 5 shall survive any expiration or termination of this Lease.

     6. DISCLAIMER OF WARRANTIES AND LESSEE WAIVERS. LESSEE LEASES THE EQUIPMENT FROM LESSOR "AS IS/WHERE IS". EXCEPT AS TO QUIET ENJOYMENT, LESSOR MAKES ABSOLUTELY NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIMS ANY WARRANTY OR REPRESENTATION AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE OR USE, ITS DESIGN OR CONDITION, ITS QUALITY, CAPACITY OR WORKMANSHIP, THE CONFORMITY OF THE EQUIPMENT TO ANY LAW.

           DANA COMMERCIAL CREDIT CORPORATION / DIRECT FUNDING GROUP 1300 Indian Wood Circle, Maumee, Ohio 43537 (419) 893-7430

                    [LOGO OF THE DANA COMPANY APPEARS HERE]

RULE, REGULATION, SPECIFICATION OR CONTRACT OF PURCHASE ORDER RELATING THERETO, OR, PATENT INFRINGEMENT, IT BEING ACKNOWLEDGED BY LESSEE THAT ALL RISKS RELATING TO THE EQUIPMENT AND ITS USE ARE, AS BETWEEN LESSOR AND LESSEE, TO BE BORNE BY LESSEE AND THAT THE BENEFITS OF ANY AND ALL IMPLIED WARRANTIES AND REPRESENTATIONS OF LESSOR ARE HEREBY WAIVED BY LESSEE. LESSEE HEREBY WAIVES ANY CLAIM AGAINST LESSOR. IN CONNECTION WITH OR ARISING OUT OF THE OWNERSHIP, LEASING, FURNISHING, PERFORMANCE OR USE OF THE EQUIPMENT, AND LESSOR SHALL HAVE NO LIABILITY FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE WHATSOEVER RELATED THERETO, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, WHERE APPLICABLE, AND TO THE EXTENT PERMITTED BY LAW, LESSEE EXPRESSLY DISCLAIMS ANY RIGHTS OR REMEDIES AGAINST LESSOR PROVIDED UNDER THE UNIFORM COMMERCIAL CODE. ALL WARRANTIES FROM THE SUPPLIED TO LESSOR ARE TO THE EXTENT THEY ARE ASSIGNABLE, HEREBY ASSIGNED TO LESSEE FOR THE TERM OF THIS LEASE OR UNTIL AN EVENT OF DEFAULT OCCURS, FOR LESSEE'S EXERCISE AT LESSEE'S EXPENSE. NO REPRESENTATION OR WARRANTY BY THE SUPPLIER OR SALESPERSON IS BINDING ON LESSOR NOR SHALL BREACH OF SUCH WARRANTY RELIEVE LESSEE OF LESSEE'S OBLIGATION TO LESSOR HEREUNDER.

     7. LESSEE'S WARRANTIES, REPRESENTATIONS AND COVENANTS. Lessee represents, warrants and covenants to Lessor, and Lessor relies on, the fact that: (a) Lessee has read and understood this Lease before it was signed; (b) LESSEE HAS SELECTED AND IS FULLY SATISFIED WITH BOTH THE EQUIPMENT AND THE SUPPLIER OF THE EQUIPMENT, LESSEE HAS REVIEWED AND APPROVED THE SUPPLIER'S PURCHASE ORDER OR AGREEMENT COVERING THE EQUIPMENT PURCHASED FOR LEASE TO LESSEE, AND LESSEE HAS SELECTED THE EQUIPMENT BASED ON ITS OWN JUDGMENT AND IS SATISFIED THAT THE EQUIPMENT IS SUITABLE FOR LESSEE'S PURPOSES, DISCLAIMS ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY LESSOR AND ACKNOWLEDGES THAT NEITHER THE SUPPLIER OF THE EQUIPMENT NOR ANY OF ITS SALESPERSONS ARE, OR HAVE ACTED AS, LESSOR'S AGENTS OR EMPLOYEES; (c) All financial information and other statements provided to Lessor are, and will be, accurate and correct, in all material respects; all such financial statements have been, and will be, prepared in accordance with generally accepted accounting principles consistently applied.
(d) The Equipment is leased exclusively for Lessee's established business purposes; (e) Lessee has the form of business organization indicated, and is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization and is duly qualified to do business wherever necessary to carry on its present business and operations and to own its property; (f) Lessee has unrestricted power to enter into this Lease, and this Lease (i) has been duly authorized by all necessary action on the part of Lessee consistent with its form of organization and duly executed and delivered by authorized officers or agents of Lessee, whose signatures hereon are, in all respects, authentic (ii) does not require any further shareholder or partner approval, (iii) does not require the approval of, or the giving notice to, any federal, state, local or foreign governmental authority, (iv) does not contravene any law binding on Lessee or contravene any certificate or articles of incorporation or bylaws or partnership certificate or agreement, or any agreement, indenture, or other instruments to which Lessee is a party or by which it or any of its assets or property may be bound, and (v) constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms; (g) Lessee has experienced no material adverse changes in its financial condition or operations since the date of its financial statements provided to Lessor nor does there exist any pending or threatened actions or proceedings before any court or administrative agency which might materially adversely affect Lessee's financial condition or operations; and the address indicated by Lessee is the chief place of business and chief executive office of Lessee.

     8. TAXES, ASSESSMENTS AND FEES. Lessee shall pay all licensing, filing and registration fees relating in any manner to the Equipment. SHOW THE EQUIPMENT AS "LEASED EQUIPMENT" ON TAX RETURNS, FILE, WHEN ALLOWED BY LAW, ALL PERSONAL PROPERTY TAX RETURNS, AND pay when due all personal property, sales and use taxes assessed against the equipment and pay when due, and defend, hold harmless and indemnify Lessor against liability for, all other taxes, fines, assessments, fees, penalties and other governmental charges which may be levied or assessed, irrespective of when so levied or assessed, in respect to the Equipment, its use or any interest therein, or any lease payments, including but not limited to all federal, state, and local taxes, however designated, levied or assessed, whether upon Lessee or Lessor or the Equipment or upon the sale, lease, ownership, use, operation, shipment, transportation or delivery, excepting only income taxes levied on the rental payments made to Lessor. If any report or return for personal property tax is required by law to be filed by Lessor. Lessee shall so notify Lessor prior to the assessment date, and Lessee shall promptly reimburse Lessor for personal property taxes paid, including any interest, fines or penalties incurred as a result of late filing if Lessee fails to provide Lessor with the notice required hereby. Lessee shall promptly provide Lessor with a copy of any and all filings and tax assessment notices with respect to personal property tax, and, if Lessee fails to do so, Lessor has the right to charge Lessee an assessment of an appropriate amount to insure against any tax liability. The Lessee agrees to comply with all state and local laws requiring the filing of ad valcrom tax returns relating to each Leased item. Any statements for taxes received by the Lessor shall be promptly forwarded to the Lessee. Lessee agrees to reimburse Lessor for reasonable costs incurred in collecting taxes, assessments, or fees for which Lessee is liable and any collection charge attributable thereto, including reasonable attorney fees.

     9. INDEMNIFICATION.

        (a) Lessee assumes liability for, and hereby agrees to indemnify, protect and hold Lessor harmless from and against any and all liabilities (including, but not limited to, negligence, tort, and strict liability), obligations, losses, damages, injuries, claims, demands, penalties, actions, costs and expenses, including reasonable attorney's fees, of whatsoever kind and nature (including without limitation, claims of injury, death, or property damage), arising out of or related to this Master Lease, each Lease Schedule, and each Leased Item, including, but not limited to, the manufacture, purchase, financing, installation, use, condition (including, but not limited to, latent and other defects and whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing, removal, return, or other disposition of any Leased Item, or the Lessee's revocation of its acceptance of any Leased Item (in which instance Lessee shall reimburse Lessor for any payment made by Lessor to the Supplier of such Leased Item).

        (b) Lessee acknowledges that (1) Lessor intends to claim and take the modified accelerated cost recovery deductions for each item of Equipment, using the depreciation method provided in section 168(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and the Code section 168(c)(1) "applicable recovery period" for the Code section 168(e) "property class" as designated by Lessor for each item of Equipment, with respect to the Lessor's entire purchase price (such deductions being referred to hereinafter as "Tax Benefits") and (2) the rent payable hereunder has been computed upon the assumption that such Tax Benefits shall be available to Lessor. Lessee represents and warrants to Lessor that Lessor shall be entitled to claim such Tax Benefits, that the Tax Benefits are available with respect to each item of Equipment, and that all of the Equipment is, at and after the time of delivery of the Equipment to the location set forth in the Schedule, new unless designated otherwise on the Schedule. Lessee further represents and warrants that it has not, and will not, at any time from such delivery through the term of this Lease take any action or omit to take any action (whether or not the same is permitted or required hereunder) which will result in the loss by Lessor of all or any part of the Tax Benefits. If as a result of any act, omission or misrepresentation of Lessee. Tax Benefits are lost, disallowed, eliminated, reduced, deferred, recaptured, compromised or are otherwise unavailable to Lessor (any of the foregoing being a "Tax Loss"), Lessee shall promptly pay to Lessor on demand, as additional rent, such amount or amounts which will, after deduction therefrom of all taxes required to be paid in respect of the receipt thereof, enable Lessor to receive the same actual net after-tax economic and accounting yields and net after-tax cash flow over the lease term that Lessor would have realized had such Tax Loss not occurred, with such computations to be made with the assumption that the Lessor is subject to tax at the Effective Rate as defined in, and subject to increase as provided in, Section 5 hereof, together with any interest, penalties or additions to the tax. Upon payment of such amount by Lessee, such act, omission or misrepresentation of Lessee which resulted in a Tax Loss shall not be deemed a default hereunder. Any event which by the terms of this Lease requires payment by Lessee to Lessor of the Stipulated Loss Value of the Equipment, shall not constitute the act of Lessee for purposes of the foregoing sentence. Lessor hereby agrees to exercise in good faith its best efforts (determined in the sole discretion of Lessor's tax counsel to be reasonable, proper and consistent with the overall tax interest of Lessor) to avoid requiring Lessee to pay the tax indemnity referred to in this Section 9; provided, however, Lessor shall have the sole discretion to determine whether or not to undertake or continue judicial or administrative proceedings beyond the level of an Internal Revenue Service auditing agent; and provided, further, that Lessor shall not be required to take any action pursuant to this sentence unless and until Lessee shall have agreed to indemnify Lessor for any and all expenses (including attorney's fees), liabilities or losses which Lessor may incur as a result of taking such action. For purposes of this Section 9, the term "Lessor" shall include the entity or entities, if any, with which Lessor consolidates its tax return.

        (c) The amount payable pursuant to the preceding paragraphs shall be payable upon demand of the Lessor accompanied by a statement describing in reasonable detail such loss, liability, injury, claim, expense or tax and setting forth the computation of the amount so payable, which computation shall be binding and conclusive upon Lessee, absent manifest error. The indemnities and assumptions of liabilities and obligations contained in this section and in
Section 8 shall continue in full force and effect notwithstanding the expiration or other termination of this Lease.

     10. ASSIGNMENT, THIS LEASE SHALL BE ASSIGNABLE BY LESSOR ABSOLUTELY OR AS SECURITY, WITHOUT NOTICE TO LESSEE, SUBJECT TO THE RIGHTS OF LESSEE HEREUNDER. Lessee agrees it shall not assert any defense, rights of set-off or counterclaim against any assignee to which Lessor shall have assigned its rights and interests hereunder. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risks imposed on Lessee, and Lessee further agrees to an assignment by Lessor regardless of any such effects. LESSEE SHALL NOT SUBLEASE, ASSIGN, TRANSFER OR DISPOSE OF ANY OF ITS RIGHTS OR INTERESTS IN THIS LEASE OR ANY OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH SHALL NOT BE UNREASONABLY WITHHELD, INCLUDING
WITHOUT LIMITATION, ANY SUCH ASSIGNMENT FOR SECURITY PURPOSES.

      11. POSSESSION; INSPECTION; PERSONAL PROPERTY. No right, title or interest in the Equipment shall pass to Lessee other than, conditioned upon Lessee's compliance with and fulfilment of the terms and conditions of this Lease, the right to maintain possession and use of the Equipment for the full lease term (provided no Event of Default has occurred) free from interference by any person claiming by, through or, under Lessor. At its option, Lessor may require Lessee to affix plates, markings or other notice on the Equipment indicating Lessor is the owner. Lessor may enter the premises where the Equipment is located during normal business hours for the purpose of inspecting the Equipment and, during the last six months of the term of this Lease, for the purpose of showing the Equipment to prospective purchasers or lessees of the Equipment. The Equipment shall always remain Lessor's personal property even though the Equipment may hereafter become attached or affixed to real property. Lessee agrees to give and record such notices, obtain such waivers and take such other action at its own expense as may be necessary to prevent any third party (other than an assignee of Lessor) from acquiring or having the right under any circumstances to acquire any interest in the Equipment or this Lease.


      12. OWNERSHIP AND TITLE. Lessor is the sole owner of the Equipment, and has sole title to it. All additions, attachments and accessories placed on the Equipment shall become part of the Equipment and Lessor's property. Lessee agrees to maintain the Equipment so that it may be removed from the property or building where located without damage. Lessee shall, at its cost and expense, defend Lessor's title against, and keep all of the Equipment and this Lease free of, all liens, claims and encumbrances of any kind, affecting or with respect to the Equipment or this Lease or any of Lessor's interests thereunder.

      13. OPERATION AND MAINTENANCE. Lessee shall be solely responsible for the installation, operation, and maintenance of the Equipment and Lessee, at its own cost and expense, shall keep the Equipment in good repair, condition and working order, in accordance with any applicable manufacturer's manual, instructions or requirements and shall furnish all parts, mechanisms, devices and servicing required therefor. All such parts, mechanisms and devices shall immediately become the property of Lessor and part of the Equipment for all purposes hereof. Lessee shall use and operate the Equipment by competent and duly qualified personnel only, and for business purposes only, in compliance with applicable law and in accordance with any applicable manufacturer's manuals, instructions or requirements and all insurance and warranty requirements. Lessee, at its expense, shall enter into and maintain in full force and effect throughout the Lease Term, including any renewals, with the manufacturer or such other party as may be acceptable to Lessor, a maintenance agreement covering the Equipment, and the Equipment, upon return to Lessor, shall qualify for the manufacturer's standard maintenance without additional expense to Lessor. Lessee shall not move the Equipment from the location specified in the Lease Schedule without the prior written consent of Lessor, which consent shall not be unreasonably withheld, and, if granted, without executing financing statements and completing filings or taking such other actions as Lessor may reasonably request to protect Lessor's interest in the Equipment. Lessee agrees never to abandon or relinquish possession of the Equipment except to Lessor or its agent.

      14. TERMINATION, RETURN. (a) Lessee shall give Lessor one-hundred twenty
(120) days written notice prior to the expiration of the Lease Term, and sixty
(60) days written notice prior to the expiration of any renewal term, of its intent to return the Equipment. Upon expiration of the Lease Term or other termination pursuant to the terms of this Lease, Lessee shall immediately return the Equipment and all related accessories, to such place within the continental United States as is designated by Lessor. The Equipment shall, at Lessee's sole expense, be crated and shipped in accordance with the manufacturer's specifications, freight prepaid and properly insured. Upon return, if the Equipment is not in good condition and repair, excepting reasonable wear and tear, and has not been maintained in accordance with Section 13, and/or is not eligible for the manufacturer's standard maintenance contract without incurring any expenses to repair or rehabilitate the Equipment, Lessee shall be liable for and reimburse Lessor for all reasonable and necessary expenses incurred by Lessor to place the Equipment in such condition, (b) Automatic Extension. If Lessee fails to give the notice required by subsection (a), or fails to return the equipment at the expiration of the Lease term, then the Lease Schedule shall automatically be extended on a month to month basis, for a period not to exceed 12 months. The extension period may be terminated by either party by giving thirty days prior written notice. Upon such termination or at the end of the twelfth month of the extension, Lessee shall return the Equipment as provided above. In any event, Lessee shall continue to pay rent in an amount equal to the monthly average rent during the Lease Term, on the same due date set forth in the Lease Schedule, until the Equipment is returned to Lessor. The Equipment shall be returned free and clear of all liens, encumbrances and rights of others.

      15. RISK OF LOSS. Lessee hereby assumes all risk of loss, damage or destruction for whatever reason to the Equipment from and after the earlier of the date at on which the Equipment is ordered, or (b) Lessor pays the purchase price of the Equipment, and continuing until such Equipment is returned to, and accepted by, the Lessor or such other entity designated in writing by Lessor. No such loss or damage shall impair any obligation of Lessee under this Lease which shall continue in full force and effect. In the event of damage to or theft, loss or destruction of, or confiscation, seizure or requisition of the Equipment or any Leased Item ("Loss"), Lessee shall promptly notify Lessor in writing of the Loss and all related details, and any action related thereto, and shall, within thirty (30) days of the Loss, at Lessor's option, (a) repair the Equipment and restore it to the same good condition and working order as it was in immediately prior to the Loss; or (b) replace the Equipment affected by the Loss with like personal property in good repair, condition and working order and transfer clear title to such replacement property to Lessor whereupon such property shall be subject to this Lease and be deemed the Equipment for purposes hereof; or, (c) pay Lessor an amount equal to the sum of (i) all rent accrued through the next regular payment date following the Loss, plus (ii) the "Stipulated Loss Value" as of such payment date as set forth in the Schedule, whereupon this Lease, except for Lessee's duties under Section 8, shall terminate with respect to the items of Equipment for which such payment is received by Lessor. Upon payment of the amount set forth in (c), the rent for such Lease Schedule shall be reduced proportionately. Any insurance proceeds received with respect to the Loss shall be applied, if option (c) is elected, in reduction of the then unpaid obligations, including the Stipulated Loss Value, of Lessee to Lessor, if not already paid by Lessee or, if already paid by Lessee, to reimburse Lessee for such payment, or, if option (a) or (b) is elected, to reimburse Lessee for the cost of repairing, restoring or replacing the Equipment affected by the Loss upon receipt by Lessor of evidence, satisfactory to Lessor that such repair, restoration or replacement has been completed, and an invoice therefor.

   16. INSURANCE. Lessee shall procure and maintain during the entire term of this Lease or until Lessee has returned all Equipment, at Lessee's expense, the following minimum insurance coverages: (a) Workers' compensation as required by law and Employer's Liability Insurance $1,000,000 limit; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage with minimum limits of $1,000,000.00 each occurrence and Combined Single Bodily Injury and Property Damage. $1,000,000.00 aggregate where applicable and (c) All Risk Physical Damage Insurance, including earthquake and flood, on each Leased Item, in an amount not less than the greater of the replacement cost, new or the Stipulated Loss Value of the Equipment. Lessor will be included under such policies as an additional insured and loss payee as its interest may appear, as applicable, and each such policy shall be endorsed to provide that the coverage afforded to Lessor shall not be rescinded, impaired or invalidated by any act or the neglect of Lessee. Under the policies required in clauses (a) and (c) above. Lessee agrees to waive its right of subrogation and cause its insurance carrier to waive its right of subrogation, in each instance as such right may exist against Lessor and for any and all loss and damage. Lessor has the right to require higher limits than those established in clauses (a), (b) and (c) above for any particular Lease Schedule or Leased Item where Lessor reasonably deems such higher amounts to be appropriate. All policies shall contain a clause requiring the insurer to furnish Lessor with at least 30 days prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of this Lease, Lessee shall furnish Lessor with a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverages are in effect, provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance coverage or to advise Lessee in the event such insurance coverage should not comply with the requirements hereof. Lessee shall also furnish Lessor with a copy of the certificate of insurance annually thereafter. If Lessee fails to procure or maintain insurance or to comply with any other provision of this Leaser. Lessor shall have the right, but shall not be obligated to effect such insurance or compliance on behalf of Lessee. In that event, all costs and expenses of Lessor in effecting such insurance or compliance shall be deemed to be additional rent, and shall be paid by Lessee to Lessor upon demand. The proceeds of insurance payable as a result of a Loss shall be applied as set forth in Section 15 Lessee appoints Lessor as attorney-in-fact to make any claim for, receive payment of, or execute or endorse all documents, checks or drafts for loss or damage or return of premium under all such insurance and otherwise in respect of all awards or other compensation payable in respect of any condemnation, confiscation, seizure or requisition of any Equipment.

      17. DEFAULT. Lessee shall be in default under this Lease upon the occurrence of any one or more of the following events (an "Event of Default"):
(a) Lessee fails to make any payment, of rent or otherwise, hereunder within ten
(10) days after it first becomes due; or (b) Lessee or any guarantor breaches any of its warranties, representations or other obligations under this Lease, or any other agreement with Lessor, and fails to cure such breach within ten (10) days after Lessor sends Lessee notice of the existence of such breach; or (c) Lessee shall default on any Lease Schedule or any other indebtedness, obligation or agreement of any kind with Lessor, or related thereto and shall not have cured such default within a period of grace provided by such other agreement or instrument; or (d) any execution or writ of process is issued in any action or proceeding to seize or detain any of the Equipment; or (e) Lessee fails to return any Leased item when required under Section 14; or (f) Lessee or any Guarantor shall commence or take corporate action to authorize, a voluntary case or other proceeding seeking liquidation.

reorganization, or other relief with respect to itself or its debts; or seek the appointment of a trustee, receiver, liquidator, custodian, or other similar official; or consent, or fail to object, to any such relief or to the appointment of any such official or to the taking of possession of any of its property or to the commencement of an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of its creditors, or shall fail generally to pay its debts as they become due. Lessee shall promptly notify Lessor of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice or lapse of time, or both, may become an Event of Default.

18. REMEDIES. Should an Event of Default occur, Lessor shall have the right to exercise any or all of the following remedies: (a) to cause Lessee, upon written demand of Lessor and at Lessee's expense, to promptly return any or all Equipment on any or all of the Lease Schedules, to such location as Lessor may designate or to immediately retake possession of the Equipment without any court order or other process of law (and for such purpose Lessor may enter upon any premises where the Equipment may be and remove the same); and Lessor may dispose of any or all of the Equipment in good faith and recover from Lessee as damages all charges, expenses or commissions incurred by Lessor in the transportation, care, custody or disposition of such Equipment after the occurrence of the Event of Default or otherwise resulting by reason of such default; and (b) to, without notice, declare all sums payable under this Lease due and recover damages from Lessee by requiring Lessee to immediately pay Lessor the sum of the following:
(i) all amounts that are then due; plus (ii) as liquidated damages, the higher of fair market value or the Stipulated Loss Value of the Equipment; and (c) to exercise any remedy at law or equity, notice thereof being expressly waived by Lessee, including any right or remedy which may otherwise be available to it under the Uniform Commercial Code. Lessee shall pay all collection costs and reasonable attorney fees as damages and not costs in all proceedings arising under or connected with this Lease or Lessor's enforcement of any of its terms, including without limitation, arbitrations, civil actions, bankruptcy proceedings, mediation, and post-judgment actions or appeals. Lessor's action or failure to act on one remedy constitutes neither an election to be limited thereto nor a waiver of any other remedy nor a release of Lessee from the liability to return the Equipment or for any loss or claim with respect thereto; and nothing herein shall be deemed to prejudice Lessor's right to recover or prove damages for unpaid rent accrued prior to default, or bar an action for a deficiency as herein provided; and the bringing of an action with an entry of judgment against Lessee shall not bar the Lessor's right to repossess any or all Leased Items. Lessor's remedies shall be available to Lessor's successors and assigns, shall be in addition to all other remedies provided by law, and may be exercised concurrently or consecutively. To the extent permitted by applicable law, Lessee hereby waives any rights Lessee may otherwise have to: 1) cancel or repudiate this Lease; 2) revoke acceptance of or reject the Equipment; 3) claim a security interest in the Equipment; 4) accept partial delivery of the Equipment; 5) sell or dispose of the Equipment upon rejection or revocation; 6) seek "cover" in substitution for the Lease from Lessor; and 7) claim an agency relationship between Supplier and Lessor. LESSEE WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO JUDICIAL HEARING WITH RESPECT TO THE REPOSSESSION OF THE EQUIPMENT BY LESSOR IN THE EVENT OF A DEFAULT HEREUNDER BY LESSEE. LESSEE HEREBY WAIVES ANY RIGHT TO DEMAND A JURY TRIAL WITH RESPECT TO ANY ACTION OR PROCEEDING INSTITUTED BY THE LESSOR OR THE LESSEE IN CONNECTION WITH THIS LEASE.

19. DISPUTE RESOLUTION. In furtherance of the resolution of any disputes hereunder, the parties agree and stipulate that, at Lessor's election, the parties shall submit any matter arising out of this transaction, including any claim, counterclaim, setoff, or defense, to binding arbitration by the American Arbitration Association. The decision and award of the arbitrator(s) shall be final and binding and may be entered as rendered in any court having jurisdiction thereof.

20. ADDITIONAL SECURITY. Despite the express intent of the parties, in the event that this Lease is not deemed to be a true lease, then solely in that event and for that limited purpose, it shall be deemed a security agreement and, in that regard, Lessee hereby grants Lessor a purchase money security interest in the Equipment, and all accessions, substitutions and replacements thereto, and all interest of Lessee therein, and all proceeds (including insurance proceeds) and products thereof, to secure Lessee's prompt payment and performance as and when due of all obligations and indebtedness to Lessor hereunder. Lessee also grants to Lessor a lien upon and security interest in any and all of Lessee's interest in other personal or real property (including all proceeds or products thereof) as Lessee from time to time may lease from Lessor or that may secure any indebtedness of Lessee to Lessor at any time outstanding, including all deposits made by Lessee to Lessor under any Lease Schedule hereto.

21. NOTICES. Any notices and demands required or permitted to be given under this Lease shall be given in writing by regular mail and shall become effective when deposited in the United States mail with postage prepaid at the address provided herein or to such other address as the party to receive the notice hereafter designates in writing.

22. FURTHER ASSURANCES. Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may require in order to more effectively carry out the intent and purpose of this Lease, including, upon Lessor's request, executing and delivering any and all financing statements which may be required to evidence the interest of Lessor in the Equipment or any other collateral securing Lessee's obligations hereunder. Lessee authorizes Lessor to file, at Lessor's option, any such financing statements without Lessee's signature and, if Lessee's signature is required, Lessee agrees Lessor may execute the same in the name of Lessee as Lessee's attorney-in-fact. In addition to any other information which Lessor may request to be provided concerning Lessee's financial condition or operations, Lessee shall provide to Lessor within 120 days after the close of each of Lessee's fiscal years, and, upon Lessor's request, within 45 days of the end of each quarter of Lessee's fiscal year, a copy of its financial statements prepared in accordance with generally accepted accounting principles, it being understood that all such financial statements shall be held in confidence by Lessor.

23. MISCELLANEOUS. (a) Any provision of this Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law Lessee hereby waives any provisions of law which render any provision hereof unenforceable in any respect. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. The captions in this Lease are for convenience only and shall not define or limit any of the terms hereof. (b) This Lease, together with all Lease Schedules, Acceptance Certificates and riders attached hereto from time to time, or by reference hereto made a part hereof, constitute the entire agreement between the parties with respect to the subject matter hereof and merges any other understanding. There are no other representations, warranties or agreements except as set forth herein (including, without limitation, rights to purchase any of the Equipment). The term "Lessee" as used herein shall mean and include any and all Lessees who sign hereunder, each of whom shall be jointly and severally bound thereby. This Lease will not be binding on Lessor until executed by Lessor. (c) THIS LEASE HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF OHIO. THE LAWS AND DECISIONS OF SAID STATE WILL GOVERN AND CONTROL THE CONSTRUCTION, ENFORCEABILITY, VALIDITY AND INTERPRETATION OF THIS LEASE, AND OF ALL AGREEMENTS, INSTRUMENTS AND DOCUMENTS, HERETOFORE, NOW OR HEREAFTER EXECUTED BY LESSEE AND DELIVERED TO LESSOR PERTAINING OR RELATING TO THIS LEASE OR THE TRANSACTIONS CONTEMPLATED HEREIN. THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LEASE SHALL BE COMMENCED IN THE STATE OR FEDERAL COURTS IN OHIO AND LESSEE AGREES THAT, IN ADDITION TO ANY OTHER MANNER OF SERVICE PRESCRIBED BY LAW OR RULE OF COURT, A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN EITHER SUCH COURT SHALL BE PROPERLY SERVED UPON LESSEE AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY UNITED STATES REGISTERED MAIL, RETURN RECEIPT REQUESTED, TO THE LESSEE AT THE ADDRESS INDICATED ON THE FIRST PAGE OF THIS LEASE. (d) This Agreement is subject to acceptance by Lessor at its offices in Maumee, Ohio and shall only become effective on the date thereof. (e) Any ambiguity contained herein shall be interpreted neutrally and not for or against any party regardless of who drafted the provision.

DATED AS OF: SEPTEMBER 14,    1995
            ---------------------

By execution hereof, the signer certifies that he/she has read, accepted and duly execute this Master Lease Agreement on behalf of Lessee.

ACCEPTED:

LESSOR: DANA COMMERICAL CREDIT CORPORATION

By:
   ----------------------------------------

Title:
      -------------------------------------

LESSEE: TELCO COMMUNICATIONS GROUP, INC.

By: /s/ Donald A. Burns
   ----------------------------------------

Title: President
      -------------------------------------

This Lease may not be amended, nor may any rights hereunder be waived, except by an instrument in writing signed by the party charged with such amendments or waivers.

LESSEE: TELCO COMMUNICATIONS GROUP, INC.
       -----------------------------------

By: X
    --------------------------------------

Title:
      ------------------------------------

                                                              September 19, 1995

Dana Commercial Credit Corporation
1900 Indian Wood Circle
Maumee, Ohio 43537


            RE:   Master Lease Agreement (the "Lease") between
                  Telco Communications Group, Inc. ("Lessee") and Dana Commercial Credit Corporation


Dear Ladies and Gentlemen:

      The undersigned certifies that Lessee's entering in the Lease referred to above and any Lease Schedules in connection therewith, the cost of which shall not exceed One Million Five Hundred Thirty Six One Hundred Twenty Six and Eight Nine/100 Dollars ($1,536,126.89), is not prohibited by, nor contravene any terms and conditions of any agreement the undersigned may have with the Lessee. The undersigned also certifies that (a) the entering into the Lease will not result in a violation of the covenants of any agreement the undersigned may have with Lessee even if the obligations under such Lease are classified as debt and (b) to its knowledge, there is no event of default by Lessee under any of its agreements with the undersigned.


                                  Sincerely,

                                  Signet Bank



                                  By:
                                     ------------------------------
                                         Title:

                        CERTIFIED COPY OF RESOLUTIONS
                               Lessee/Borrower


I,                                                      do hereby certify that:
  ------------------------------------------------------

1. I am the duly elected, qualified and acting Secretary of TELCO
                                                            -----
COMMUNICATIONS GROUP, INC., a VIRGINIA corporation and as such, have custody the
- --------------------------    --------
records of the corporation, including the minutes of the meetings of the Board of Directors of the corporation;

2. At a meeting of the Board of Directors of said corporation, duly called and
held on    October 5, 1995                at which a quorum was present and
        --------------------------------
acting throughout or by unanimous written consent of said Board of Directors, the following resolutions were duly adopted and said resolutions are in full force and effect as of the date hereof and have not been modified or rescinded:

      RESOLVED, that this corporation enter into lease and loan transactions from time to time with Dana Commercial Credit Corporation ("DCC");

      FURTHER RESOLVED, that any officer designated in that last of this series of resolutions, or any person authorized in writing by any such officer, acting singly, is hereby authorized and directed in the name and on behalf of this corporation from time to time to lease from DCC or finance with DCC personal property under such terms and conditions as shall be approved by such officer or authorized person;

      FURTHER RESOLVED, that any officer of this corporation designated in the last of this series of resolutions, or any person authorized in writing by any such officer, acting singly, is hereby authorized to negotiate, execute and deliver such agreements, documents and instruments, including leases, lease schedules, acceptance certificates and other lease documents, and security agreements and promissory notes, in such amount and with respect to such equipment, and to take all other actions, all as such officer or authorized person shall deem necessary and desirable for the purpose of leasing or financing personal property with DCC or effectuating the intent of these resolutions;

      FURTHER RESOLVED, that all previous acts of, and all documents and papers heretofore executed and/or delivered by, any of said officers or authorized persons in exercising any of the foregoing powers, are hereby ratified, confirmed and approved;

      FURTHER RESOLVED, that any bill of sale, lease, security agreement, promissory note, or other agreement, document or instrument purportedly executed and delivered in accordance with the authorizations contained in one or more of the foregoing resolutions, shall be deemed conclusively to have been executed and delivered in accordance with such foregoing authorizations; and

      FURTHER RESOLVED, that the President, Vice President, Treasurer,
      Secretary,               and                 of this corporation be,
                ---------------   -----------------
      and each hereby is, designated as an officer of this corporation authorized to execute and deliver documents, and otherwise take actions, on behalf of this corporation as set forth in the above resolutions.

3. The President, the Vice President(s), the Treasurer, the Secretary and the other officers of this corporation referred to in the foregoing resolutions are:

   Donald A. Burns             /s/ Donald A. Burns          President / Sect.
- -------------------------      ------------------------     -------------------
Name                           Signature                    Title

   Mark Stodter                /s/ Mark Stodter             C.O.O.
- -------------------------      ------------------------     -------------------
Name                           Signature                    Title


- -------------------------      ------------------------     -------------------
Name                           Signature                    Title


- -------------------------      ------------------------     -------------------
Name                           Signature                    Title


4. The officers designated in the last of the foregoing series of resolutions have been duly elected and hold the offices set forth opposite their respective names on the date hereof, and the signatures set forth opposite their respective names are the true signatures of such officers.

5. This corporation shall furnish written notice to DCC of any revocation, modification or amendment of any of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the
corporation, this   5   day of  October  , 1995
                 -------      -----------    --

                                                /s/ Donald A. Burns
                                                --------------------------------
                                                Secretary

                                LEASE SCHEDULE


LEASE SCHEDULE NO.           001           Dated as of:   SEPTEMBER 14, 1995
                   -----------------------              ---------------------

UNDER MASTER LEASE AGREEMENT NO. 5002115   Dated as of:   SEPTEMBER 14, 1995
                                ----------             ----------------------

This Lease Schedule is executed pursuant to the subject Master Lease Agreement ("Master Lease"), the terms and conditions of which are incorporated herein by reference. The equipment described in Schedule A hereto ("the Equipment") is leased pursuant to the terms and conditions of this Lease Schedule and the Master Lease.

LESSEE:                                     LESSOR:

TELCO COMMUNICATIONS GROUP, INC.            DANA COMMERCIAL CREDIT CORPORATION
- --------------------------------
4219 LAFAYETTE CENTER DRIVE                 1900 Indian Wood Circle
- --------------------------------
CHANTILLY, VA  22021-1209                   Maumee, OH  43537
- --------------------------------
Telephone:   (703) 631-5600                 Telephone:  (419) 893-7430
          ----------------------

_______________________________________________________________________________

Equipment Location and Cost: Stated on Schedule A, attached hereto and incorporated herein.

Stipulated Loss Value: Stated on Exhibit 1, attached hereto and incorporated herein.

Acceptance Date: As stipulated on the Acceptance Certificate referring to this Lease Schedule to be separately executed by Lessee upon delivery and acceptance of the Equipment and acknowledged by Lessor.

Lease Term: Commences on the Acceptance Date and continues for  FORTY-EIGHT (48)
                                                                ----------------
months after the Basic Rent Commencement Date.

Basic Rent Commencement Date:    15TH   day of the month immediately following
                             ----------
the Acceptance Date of the Lease Schedule.

Rent: An amount equal to the sum of:

          (i) Interim Rent in an amount equal to 1/30th of the Basic Rent (defined below) multiplied by the number of days from and including the Acceptance Date to the Basic Rent Commencement
              Date, which amount shall be payable on the Basic Rent Commencement Date and

         (ii)     FORTY-EIGHT(48)    monthly rental payments each in the amount
              ---------------------
              of $  1@$208,586.90 followed by 47 @ $18,346.26*   or, if
                 -----------------------------------------------
              different, in the amount set forth on the Acceptance Certificate ("Basic Rent") plus any applicable sales/use tax commencing on the
              Basic Rent Commencement Date and on the    15TH    day of each
                                                      ----------
              month thereafter ("Rent Payment Date") for the entire Lease Term,

In the event that the Basic Rent set forth in the Acceptance Certificate differs from that set forth herein, the Basic Rent shall be as set forth in the Acceptance Certificate.

The parties agree that this lease is a "finance lease" as defined by Article 2A-103(g) of the Uniform Commercial Code. Lessee acknowledges that it has either
a) received, reviewed and approved any written supply contract from the manufacturer or supplier ("Supplier") covering the Equipment purchased from Supplier by Lessor for Lease to Lessee, or b) has been informed of the identity of the Supplier, that it may have rights under the supply contract, and that Lessee may contact Supplier for a description of any such rights.

This Lease Schedule will apply only to Equipment accepted on or before    N/A
                                                                       --------
(the "Commitment Expiration Date").

Dated as of    SEPTEMBER 14, 1995            By execution hereof, the signer
            ------------------------         certifies that he/she has read,
                                             accepted and duly executed this
                                             Lease Schedule to the Master Lease
                                             Agreement on behalf of Lessee.

LESSOR: DANA COMMERCIAL CREDIT CORPORATION   LESSEE: TELCO COMMUNICATIONS GROUP,
                                                     INC.

By: /s/                                      By: /s/ Donald A. Burns
   ---------------------------------------       -------------------------------

Title: Exec. V.P.                            Title: President
       -----------------------------------          ----------------------------

           *FIRST MONTHLY RENTAL DUE IN ADVANCE.

                         CERTIFIED COPY OF RESOLUTIONS
                                Lessee/Borrower

I,       Donald A. Burns                            do hereby certify that:
   -------------------------------------------------

1. I am the duly elected, qualified and acting Secretary of TELCO COMMUNICATIONS
                                                            ____________________

GROUP, INC.                 , a       VIRGINIA                      corporation
__________________________      ___________________________________

and as such, have custody the records of the corporation, including the minutes of the meetings of the Board of Directors of the corporation;

2. At a meeting of the Board of Directors of said corporation, duly called and
held on October 5, 1995        at which a quorum was present and acting
        -----------------------
throughout or by unanimous written consent of said Board of Directors, the following resolutions were duly adopted and said resolutions are in full force and effect as of the date hereof and have not been modified or rescinded:

       RESOLVED, that this corporation enter into lease and loan transactions from time to time with Dana Commercial Credit Corporation ("DCC");

       FURTHER RESOLVED, that any officer designated in the last of this series of resolutions, or any person authorized in writing by any such officer, acting singly, is hereby authorized and directed in the name and on behalf of this corporation from time to time to lease from DCC or finance with DCC personal property under such terms and conditions as shall be approved by such officer or authorized person;

       FURTHER RESOLVED, that any officer of this corporation designated in the last of this series of resolutions, or any person authorized in writing by any such officer, acting singly, is hereby authorized to negotiate, execute and deliver such agreements, documents and instruments, including leases, lease schedules, acceptance certificates and other lease documents, and security agreements and promissory notes, in such amount and with respect to such equipment, and to take all other actions, all as such officer or authorized person shall deem necessary and desirable for the purpose of leasing or financing personal property with DCC or effectuating the intent of these resolutions;

       FURTHER RESOLVED, that all previous acts of, and all documents and papers heretofore executed and/or delivered by, any of said officers or authorized persons in exercising any of the foregoing powers, are hereby ratified, confirmed and approved;

       FURTHER RESOLVED, that any bill of sale, lease, security agreement, promissory note, or other agreement, document or instrument purportedly executed and delivered in accordance with the authorizations contained in one or more of the foregoing resolutions, shall be deemed conclusively to have been executed and delivered in accordance with such foregoing authorizations; and

       FURTHER RESOLVED, that the President, Vice President, Treasurer,
       Secretary,                       and
                  _____________________     ________________________________
       of this corporation be, and each hereby is, designated as an officer of this corporation authorized to execute and deliver documents, and otherwise take actions, on behalf of this corporation as set forth in the above resolutions.

3. The President, the Vice President(s), the Treasurer, the Secretary and the other officers of this corporation referred to in the foregoing resolutions are:

Donald A. Burns          /s/ Donald A. Burns         President / Sect.
- -----------------------  --------------------------  --------------------------
Name                     Signature                   Title

Mark Stodter             /s/ Mark Stodter            C.O.O.
- -----------------------  --------------------------  --------------------------
Name                     Signature                   Title

_______________________  __________________________  __________________________
Name                     Signature                   Title

_______________________  __________________________  __________________________
Name                     Signature                   Title

4. The officers designated in the last of the foregoing series of resolutions have been duly elected and hold the offices set forth opposite their respective names on the date hereof, and the signatures set forth opposite their respective names are the true signature of such officers.

5. This corporation shall furnish written notice to DCC of any revocation, modification or amendment of any of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the
corporation, this        5          day of     OCTOBER         , 19   95
                  -----------------        --------------------    ---------

                   /s/ Donald A. Burns
                  ----------------------------------------------------------
                  Secretary



(Corporate Seal)   /s/ Mark Stodter
                  ----------------------------------------------------------
                  C.O.O.

                           COMPLETION AUTHORIZATION

TO:    Dana Commercial Credit Corporation ("DCC")
       1900 Indian Wood Circle
       Maumee, OH  43537

FROM:  TELCO COMMUNICATIONS GROUP, INC.
     --------------------------------------------------------
       4219 LAFAYETTE CENTER DRIVE
     --------------------------------------------------------
       CHANTILLY, VA  22021-1209
     --------------------------------------------------------

     --------------------------------------------------------

     Re Master Lease No.:     5002115
                         -------------------
     Dated as of:      SEPTEMBER 14, 1995
                  --------------------------

The undersigned hereby authorizes DCC to complete the following document(s) by inserting therein the following information:

                 Document                    Authorized Insertion

           ANY AND ALL DOCUMENTS           SERIAL NUMBERS AND DATE
            UNDER MASTER LEASE




The insertions authorized by the undersigned herein shall become a part of and shall be enforceable as though originally fully set forth in the referenced Document.


DATED AS OF:  SEPTEMBER 14, 1995
            ----------------------


DANA COMMERCIAL CREDIT CORPORATION   TELCO COMMUNICATIONS GROUP, INC.

By: (Signature Appears Here)         By: (Signature Appears Here)
    --------------------------           --------------------------------------

Title: Executive V.P.                Title:  President
       -----------------------              -----------------------------------

The undersigned hereby consents to DCC's completion of the above referenced document(s) as set forth above and agree that all of their obligations with respect to such document(s) as evidenced in any guaranty or other agreement executed by the undersigned in respect thereof shall remain in full force and effect.

                         , Guarantor                              , Guarantor
- -------------------------             ----------------------------
 By:                                  By:
     -------------------------------      -----------------------------------
 Title:                               Title:
        ----------------------------         --------------------------------

                         , Guarantor                               , Guarantor
- -------------------------             -----------------------------
 By:                                  By:
     -------------------------------      -----------------------------------
 Title:                               Title:
        ----------------------------         --------------------------------

                                                                  Exhibit 6.i.10

                                LEASE SCHEDULE

LEASE SCHEDULE NO.       002               Dated as of:   SEPTEMBER 19, 1995
                  -----------------------              ------------------------

UNDER MASTER LEASE AGREEMENT NO. 5002115  Dated as of:   SEPTEMBER 14, 1995
                                ---------              ------------------------

This Lease Schedule is executed pursuant to the subject Master Lease Agreement ("Master Lease"), the terms and conditions of which are incorporated herein by reference. The equipment described in Schedule A hereto ("the Equipment") is leased pursuant to the terms and conditions of this Lease Schedule and the Master Lease.

LESSEE:                                LESSOR:

 TELCO COMMUNICATIONS GROUP, INC.      DANA COMMERCIAL CREDIT CORPORATION
- -----------------------------------

 4219 LAFAYETTE CENTER DRIVE           1900 Indian Wood Circle
- -----------------------------------

 CHANTILLY, VA  22021-1209             Maumee, OH  43537
- -----------------------------------

Telephone:   (703) 631-5600            Telephone:  (419) 893-7430
          -------------------------

_______________________________________________________________________________

Equipment Location and Cost: Stated on Schedule A, attached hereto and incorporated herein.

Stipulated Loss Value: Stated on Exhibit 1, attached hereto and incorporated herein.

Acceptance Date: As stipulated on the Acceptance Certificate referring to this Lease Schedule to be separately executed by Lessee upon delivery and acceptance of the Equipment and acknowledged by Lessor.

Lease Term: Commences on the Acceptance Date and continues for FORTY-EIGHT (48)
                                                               ----------------
months after the Basic Rent Commencement Date.

Basic Rent Commencement Date:   15TH  day of the month immediately following
                             --------
the Acceptance Date of the Lease Schedule.

Rent: An amount equal to the sum of:

       (i) Interim Rent in an amount equal to 1/30th of the Basic Rent (defined below) multiplied by the number of days from and including the Acceptance Date to the Basic Rent Commencement Date, which amount shall be payable on the Basic Rent Commencement Date and

      (ii)   FORTY-EIGHT (48)  monthly rental payments each in the amount of
           -------------------
           $  1 @ 98,638.48 followed by 47 @ $8,675.75*  or, if different, in
            --------------------------------------------
           the amount set forth on the Acceptance Certificate ("Basic Rent") plus any applicable sales/use tax commencing on the Basic Rent
           Commencement Date and on the   15TH   day of each month thereafter
                                        --------
           ("Rent Payment Date") for the entire Lease Term,

In the event that the Basic Rent set forth in the Acceptance Certificate differs from that set forth herein, the Basic Rent shall be as set forth in the Acceptance Certificate.

The parties agree that this lease is a "finance lease" as defined by Article 2A-103(g) of the Uniform Commercial Code. Lessee acknowledges that it has either
a) received, reviewed and approved any written supply contract from the manufacturer or supplier ("Supplier") covering the Equipment purchased from Supplier by Lessor for Lease to Lessee, or b) has been informed of the identity of the Supplier, that it may have rights under the supply contract, and that Lessee may contact Supplier for a description of any such rights.

This Lease Schedule will apply only to Equipment accepted on or before  N/A
                                                                       ------
(the "Commitment Expiration Date").

Dated as of SEPTEMBER 19, 1995             By execution hereof, the signer
           --------------------
                                           certifies that he/she has read,
                                           accepted and duly executed this
                                           Lease Schedule to the Master
                                           Lease Agreement on behalf of Lessee.

LESSOR: DANA COMMERCIAL CREDIT CORPORATION  LESSEE: TELCO COMMUNICATIONS GROUP,
                                                    INC.

By:     /s/ William E. Riley                By:   /s/ Donald A. Burns
   --------------------------------------      --------------------------------
              William E. Riley

Title:  Executive Vice President            Title:    President
      -----------------------------------         -----------------------------

    *FIRST MONTHLY RENTAL DUE IN ADVANCE.

      Addendum dated as of September 18, 1995, to Lease Schedule 5002115-002 (the "Lease Schedule") to the Master Lease Agreement No 5002115 (the "Lease") between Telco Communications Group, Inc. ("Lessee") and Dana Commercial Credit Corporation ("Lessor").

      WHEREAS, Lessor and Lessee desire to enter into the Lease and the Lease Schedule;

      WHEREAS, Lessor and Lessee desire to amend certain provisions of the Lease, for the purposes of this Lease Schedule only, as hereinafter provided;

      WHEREAS, this Addendum shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of the Lease Schedule;

      NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, receipt of which is hereby acknowledged, Lessor and lessee agree as follows:

      1.  Amendment of the Lease to Add New Section ("Purchase Option").  The
          -------------------------------------------------------------
Lease is hereby amended by adding a new section thereto to read in its entirety as follows:

      "24.  PURCHASE OR RENEWAL OPTION.

      (a) Lessee shall have the option, at the expiration of the Lease Term as set forth in the Lease Schedule, to either (i) purchase all, but not less than all, of the Equipment for the Purchase Option Price (as defined below), or (ii) renew the term of the Lease, for all but not less than all, of the Equipment for an additional one year period at the Renewal Option Rent (as defined below), payable monthly; provided that no Event of Default has occurred under the Lease
                 --------
and all provisions of the Lease and all other agreements between Lessor and Lessee have been fully complied with. Lessee shall notify Lessor of its irrevocable election to exercise its purchase or renewal option in the written notice required by Section 14(a) of the Lease (referred to herein as the "Notice"). In the event the Lessee does not provide the Notice, the Lessee shall comply with the provisions of the Lease, including without limitation, the return provisions thereof.

      (b) For purposes of this section the following capitalized terms shall have the meaning given:

      "Fair Market Value" is defined as the selling price that would be obtained in an arm's length transaction between an informed and willing buyer and an informed and willing seller, each under no compulsion to buy or sell, provided,
                                                                      --------
however, such values shall be determined on the basis that the Equipment conforms to all conditions specified in the Lease and is installed and/or in service.

      "Fair Market Rental Value" is defined as the rental that would be obtained in an arm's length transaction between an informed and willing lessee and an informed and willing lessor, each under no compulsion to lease; provided,
                                                                --------
however, such values shall be determined on the basis that the Equipment
- -------
conforms to all conditions specified in the Lease and is installed and/or in service.

      "Purchase Option Price" is defined as the Fair Market Value of the Equipment plus all applicable sales, use, property or excise taxes and all expenses of transfer; provided, however, Fair Market Value shall in no event be
                      --------  -------
greater that twenty percent (20%) of the cost of the Equipment set forth in the Lease Schedule.

      "Renewal Option Rent" is defined as the Fair Market Rental Value of the Equipment plus applicable sales and use taxes.

      (c) The Notice delivered by Lessee shall contain a reasonable estimate of the Fair Market Value and/or the Fair Market Rental Value of the Equipment. If the Lessor and Lessee are unable to agree upon Fair Market Value or Fair Market Rental Value within sixty days after Lessor's receipt of the Notice, the Fair Market Value and/or Fair Market Rental Value shall be determined at Lessee's expense by an independent, qualified appraiser selected by Lessor.

      (d) In the event the Lessee exercises the renewal option set forth in paragraph (a) above, upon the expiration of the renewal term Lessee shall have the option, by giving Lessor irrevocable, written notice not less than thirty
(30) days prior to the expiration of said renewal term, to either (i) purchase all, but not less than all, of the Equipment at the Purchase Option Price, or
(ii) renew the term of the Lease for all but not less than all, of the Equipment, for one additional one-year term at its Renewal Option Rent, payable monthly. If Lessee fails to exercise either option set forth in the preceding sentence, the Equipment shall be returned to Lessor pursuant to the terms and conditions of the Lease, including without limitation, the return provision thereof.

      (e) In the event the Lessee exercises the renewal option set forth in paragraph (d) above, upon the expiration of such renewal term, Lessee shall have the option, by giving the Lessor irrevocable, written notice not less than thirty (30) days prior to the expiration of said renewal term to purchase all, but not less than all, of the Equipment at the Purchase Option Price. If the Lessee does not exercise the purchase option set forth in the preceding sentence, the Equipment shall be returned to Lessor pursuant to the terms and conditions of the Lease including without limitation the return provisions thereof.

      (f) The Purchase Option Price shall be paid to the Lessor on or before the last day of the Lease Term or renewal term in immediately available funds and the sale of the Equipment by Lessor to Lessee shall be on an AS-IS, WHERE-IS basis, without recourse to, or warranty by Lessor and the LESSOR SHALL NOT BE DEEMED TO HAVE MADE,

AND THE LESSOR HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EITHER EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT, ITS VALUE OR CONFORMITY TO ANY SPECIFICATIONS OR AGREEMENTS RELATING THERETO, NOR SHALL THE LESSOR BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR STRICT OR ABSOLUTE LIABILITY IN TORT. The Purchase Option Price shall bear finance charges from the period, if any, for the expiration date of the Lease to the date of payment, at the rate set forth in the Lease for payment of overdue rent.

      (g) Notwithstanding any election of Lessee to purchase, the provisions of the Lease shall continue in full force and effect until passage of ownership of the Equipment upon the date of purchase."

      3.  Miscellaneous
          -------------

            (a) Except as otherwise expressly amended by this Addendum, the Lease is and shall continue to be in full force and effect in accordance with its terms. In the event of any inconsistency between the provisions of this Addendum and those in the Lease, the terms of this Addendum shall control.

            (b) All terms defined in the Lease shall have such defined meanings when used herein, unless otherwise defined herein.

            (c) This Addendum shall be governed by and construed in accordance with the laws of the State of Ohio.

      IN WITNESS WHEREOF, the parties hereto have executed this Addendum this 18th day of September, 1995.

Dana Commercial Credit Corporation           Telco Communications Group, Inc.
("Lessor")                                   ("Lessee")


By:  /s/ William L. Riley                    By:  /s/ Donald A. Burns
    --------------------------------             ------------------------------
    Title:  William E. Riley                     Title:  President
            Executive Vice President

                                           SCHEDULE A EQUIPMENT


LEASE SCHEDULE NO.:         002               DATED AS OF:   SEPTEMBER 19, 1995
                     -----------------                     ---------------------

MASTER LEASE AGREEMENT NO.:   5002115         DATED AS OF:   SEPTEMBER 14, 1995
                             ---------                     ---------------------

WITH                        TELCO COMMUNICATIONS GROUP, INC.          ("LESSEE")
       -------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
  NEW /            MANUFACTURER, MODEL NUMBER AND                                                                       PURCHASE
  USED    QTY.     DESCRIPTION                          SERIAL NO.            ADDRESS         CITY      STATE    ZIP      PRICE
  NEW      1       TITAN 5500S DIGITAL CROSS-CONNECT                  800 E. MAIN STREET   CHATANOOGA    TN    37408    493,192.41
                     SYSTEM













                                                                                                             -----------------------
                                                                                                               TOTAL: $493,192.41
- ------------------------------------------------------------------------------------------------------------------------------------

LESSOR: DANA COMMERCIAL CREDIT            LESSEE:  TELCO COMMUNICATIONS
        CORPORATION                                GROUP, INC.

   By: /s/ William L. Riley                   By:   /s/ Donald A. Burns
      ---------------------------------            ----------------------------
Title:  Exec. V.P.                         Title:   President
      ---------------------------------            ----------------------------

                         Page       1       of       1
                               -----------      -----------

                             Stipulated Loss Value
                       Telco Communications Group, Inc.
                                 Exhibit No. 1
                                 #5002115-002


           Per % of Cost                                Per % of Cost
           -------------                                -------------
            1   102.7384                                25    60.4776
            2   100.9768                                26    58.7173
            3    99.2154                                27    56.9570
            4    97.4541                                28    55.1968
            5    95.6928                                29    53.4366
            6    93.9316                                30    51.6765
            7    92.1704                                31    49.9164
            8    90.4093                                32    48.1563
            9    88.6482                                33    46.3963
           10    86.8872                                34    44.6363
           11    85.1262                                35    42.8764
           12    83.3653                                36    41.1164
           13    81.6044                                37    39.3565
           14    79.8436                                38    37.5967
           15    78.0828                                39    35.8369
           16    76.3221                                40    34.0771
           17    74.5615                                41    32.3174
           18    72.8008                                42    30.5577
           19    71.0402                                43    28.7980
           20    69.2797                                44    27.0383
           21    67.5192                                45    25.2787
           22    65.7587                                46    23.5191
           23    63.9983                                47    21.7596
           24    62.2379                                48    20.0000

                            ACCEPTANCE CERTIFICATE


TO LEASE SCHEDULE NO. 002      DATED AS OF SEPTEMBER 19, 1995
                     ----                  ------------------

("LEASE SCHEDULE") UNDER MASTER LEASE AGREEMENT DATED AS OF SEPTEMBER 14, 1995
                                                            ------------------

("MASTER LEASE") BETWEEN DANA COMMERCIAL CREDIT CORPORATION ("LESSOR) AND

TELCO COMMUNICATIONS GROUP, INC. ("LESSEE").
- --------------------------------


1. EQUIPMENT. Lessee hereby acknowledges that the Equipment set forth and described on the Lease Schedule, which description is fully incorporated herein and made part hereof in its entirety, has been delivered to the location(s) indicated in such Lease Schedule, where applicable, installed and otherwise serviced and completed to the Lessee's satisfaction, inspected by Lessee, found to be in good operating order and condition and in compliance with all specifications of Lessee, and has been unconditionally accepted by the Lessee under the Master Lease and Lease Schedule, all on the Acceptance Date set forth below. Lessee hereby agrees to faithfully perform all of its obligations under the Master Lease and Lease Schedule and reaffirms, as of the date hereof, its representations and warranties as set forth in the Master Lease. Lessee further reaffirms that Lessee has reviewed and approved the purchase order or agreement with each Supplier covering the Equipment to be purchased by Lessor for lease to Lessee, or that Lessee knows the identity of each Supplier, that it may have rights under any Supply contract from the Supplier, and that Lessee may contact Supplier for a description of any such rights. Lessee hereby authorizes and directs Lessor to make payments to each Supplier of the Equipment pursuant to such Supplier's invoice or any purchase order or agreement with such Supplier.

2. LESSEE ACKNOWLEDGMENTS. Lessee hereby acknowledges its agreement to pay Lessor rental payments, as set forth in the Lease Schedule, plus any applicable taxes, together with all other taxes, costs, expenses and charges whatsoever which Lessee is required to pay pursuant to the Master Lease, in each instance at the times and in the manner set forth in the Master Lease and the Lease Schedule, respectively. Lessee further acknowledges and agrees that the rental payments shall be as set forth on the Lease Schedule unless otherwise indicated below.


              Rental Payment                       Amount of Each Rental
                   Nos.                            Payment ("Basic Rent")

              --------------                       ----------------------

3.  ACCEPTANCE DATE

  Oct 5      , 1995.
- -------------    --

LESSEE:  TELCO COMMUNICATIONS GROUP, INC.
         --------------------------------

    By:  /s/ Donald A. Burns
         --------------------------------

             Donald A. Burns
         --------------------------------
          (NAME TYPEWRITTEN OR PRINTED)

          Title:   President
                -------------------------


ACKNOWLEDGE THIS            DAY
                -----------


OF                 , 19   .
  -----------------    ---

DANA COMMERCIAL CREDIT CORPORATION

By:  [SIGNATURE APPEARS HERE]
   -------------------------------

Title:  Executive V.P.
      ----------------------------

                                 BILL OF SALE

     TELCO COMMUNICATIONS GROUP, INC.                  ("Seller") of
- ----------------------------------------------------

  CHANTILLY                      VA               , in consideration of
- ------------------------------------------------
 (city or town)               (state)

the sum of  FOUR HUNDRED NINETY THREE THOUSAND ONE HUNDRED NINETY TWO AND 41/100
          ---------------------------------------------------------------------

Dollars ($  493,192.41          ) and other good and valuable consideration,
          ---------------------
the receipt of which is hereby acknowledged, does hereby sell, transfer and assign to DANA COMMERCIAL CREDIT CORPORATION, its successors and assigns ("DCC") a Delaware corporation having a principal office at 1900 Indian Wood Circle, Maumee, OH 43537, the equipment set forth in Schedule A hereto
(the "Equipment").

Seller hereby covenants with DCC that Seller is the absolute owner of the Equipment, that the equipment is free and clear of all liens, security interests and any other encumbrances, and that Seller has the right to sell the Equipment and make this Bill of Sale. Seller will forever warrant and defend the Equipment against the claims and demands of all persons.

IN WITNESS WHEREOF, Seller had duly executed this Bill of Sale this    5   day
                                                                    ------
of     October             , 19 95  .
   -----------------------     -----

                             Telco Communications Group, Inc.
                         -----------------------------------------------------
                         (Corporation, Partnership, Proprietorship Individual)

                         By:      /s/ Donald A. Burns
                            --------------------------------------------------

                         Title:   Presidenet
                               -----------------------------------------------


State of     VA
        ---------------

County of   Farifax
         --------------

Subscribed and sworn before me this    5th        day of  October    , 19 95  .
                                    ------------         -----------     -----

                                         /s/ Robin M Bennet
                                   --------------------------------------------

                                   My Commission expires:     6/30/98
                                                         ----------------------
                                                                (SEAL)

                                                                 EXHIBIT 6.I.10


                                LEASE SCHEDULE

LEASE SCHEDULE NO.            002          Dated as of:    SEPTEMBER 19, 1995
                  ----------------------                 ----------------------

UNDER MASTER LEASE AGREEMENT NO. 5002115   Dated as of:    SEPTEMBER 14, 1995
                                ---------                ----------------------


This Lease Schedule is executed pursuant to the subject Master Lease Agreement ("Master Lease"), the terms and conditions of which are incorporated herein by reference. The equipment described in Schedule A hereto ("the Equipment") is leased pursuant to the terms and conditions of this Lease Schedule and the Master Lease.

LESSEE:                                   LESSOR:

TELCO COMMUNICATIONS GROUP, INC.          DANA COMMERCIAL CREDIT CORPORATION
- ------------------------------------

4219 LAFAYETTE CENTER DRIVE               1900 Indian Wood Circle
- ------------------------------------

CHANTILLY, VA     22021-1209              Maumee, OH  43537
- ------------------------------------

Telephone:  (703) 631-5600                Telephone: (419) 893-7430
          --------------------------

===============================================================================

Equipment Location and Cost: Stated on Schedule A, attached hereto and incorporated herein.

Stipulated Loss Value: Stated on Exhibit 1, attached hereto and incorporated herein.

Acceptance Date: As stipulated on the Acceptance Certificate referring to this Lease Schedule to be separately executed by Lessee upon delivery and acceptance of the Equipment and acknowledged by Lessor.

Lease Term: Commences on the Acceptance Date and continues for FORTY-EIGHT (48)
                                                               ----------------
months after the Basic Rent Commencement Date.

Basic Rent Commencement Date:   15TH  day of the month immediately following the
                             --------
Acceptance Date of the Lease Schedule.

Rent:  An amount equal to the sum of:

          (i) Interim Rent in an amount equal to 1/30th of the Basic Rent (defined below) multiplied by the number of days from and including the Acceptance Date to the Basic Rent Commencement
              Date, which amount shall be payable on the Basic Rent Commencement Date and

         (ii)  FORTY-EIGHT (48)  monthly rental payments each in the amount of
              -------------------
              $ 1 @ 98,638.48 followed by 47 @ $8,675.75* or, if different, in
               ------------------------------------------
              the amount set forth on the Acceptance Certificate ("Basic Rent") plus any applicable sales/use tax commencing on the Basic Rent
              Commencement Date and on the   15TH  day of each month thereafter
                                           -------
              ("Rent Payment Date") for the entire Lease Term,

In the event that the Basic Rent set forth in the Acceptance Certificate differs from that set forth herein, the Basic Rent shall be as set forth in the Acceptance Certificate.

The parties agree that this lease is a "finance lease" as defined by Article 2A-103(g) of the Uniform Commercial Code. Lessee acknowledges that it has either
a) received, reviewed and approved any written supply contract from the manufacturer or supplier ("Supplier") covering the Equipment purchased from Supplier by Lessor for Lease to Lessee, or b) has been informed of the identity of the Supplier, that it may have rights under the supply contract, and that Lessee may contact Supplier for a description of any such rights.

This Lease Schedule will apply only to Equipment accepted on or before  N/A
                                                                       ------
(the "Commitment Expiration Date").

Dated as of  SEPTEMBER 19, 1995               By execution hereof, the signer
            ------------------------
                                              certifies that he/she has read,
                                              accepted and duly executed this
                                              Lease Schedule to the Master
                                              Lease Agreement on behalf of
                                              Lessee.

LESSOR: DANA COMMERCIAL CREDIT CORPORATION    LESSEE: TELCO COMMUNICATIONS
                                                      GROUP, INC.

By: /s/ William E. Riley                      By: /s/ Donald A. Burns
    --------------------------------------        ----------------------------
Title: Executive Vice President               Title: /s/ President
       -----------------------------------           -------------------------
          *FIRST MONTHLY RENTAL DUE IN ADVANCE.

      Addendum dated as of September 18, 1995, to Lease Schedule 5002115-002 (the "Lease Schedule") to the Master Lease Agreement No 5002115 (the "Lease") between Telco Communications Group, Inc. ("Lessee") and Dana Commercial Credit Corporation ("Lessor").

      WHEREAS, Lessor and Lessee desire to enter into the Lease and the Lease Schedule;

      WHEREAS, Lessor and Lessee desire to amend certain provisions of the Lease, for the purposes of this Lease Schedule only, as hereinafter provided;

      WHEREAS, this Addendum shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of the Lease Schedule;

      NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, receipt of which is hereby acknowledged, Lessor and Lessee agree as follows:

      1.  Amendment of the Lease to Add New Section ("Purchase Option"). The
          _____________________________________________________________
Lease is hereby amended by adding a new section thereto to read in its entirety as follows:

       24.  PURCHASE OR RENEWAL OPTION.

      (a) Lessee shall have the option, at the expiration of the Lease Term as set forth in the Lease Schedule, to either (i) purchase all, but not less than all, of the Equipment for the Purchase Option Price (as defined below), or (ii) renew the term of the Lease, for all but not less than all, of the Equipment for an additional one year period at the Renewal Option Rent (as defined below), payable monthly; provided that no Event of Default has occurred under
                         ________
the Lease and all provisions of the Lease and all other agreements between Lessor and Lessee have been fully complied with. Lessee shall notify Lessor of its irrevocable election to exercise its purchase or renewal option in the written notice required by Section 14(a) of the Lease (referred to herein as the "Notice"). In the event the Lessee does not provide the Notice, the Lessee shall comply with the provisions of the Lease, including without limitation, the return provisions thereof.

      (b) For purposes of this section the following capitalized terms shall have the meaning given:

      "Fair Market Value" is defined as the selling price that would be obtained in an arm's length transaction between an informed and willing buyer and an informed and willing seller, each under no compulsion to buy or sell, provided,
                                                                      ________
however, such values shall be determined on the basis that the Equipment
_______
conforms to all conditions specified in the Lease and is installed and/or in service.

      "Fair Market Rental Value" is defined as the rental that would be obtained in an arm's length transaction between an informed and willing lessee and an informed and willing lessor, each under no compulsion to lease; provided,
                                                                --------
however, such values shall be determined on the basis that the Equipment
- -------
conforms to all conditions specified in the Lease and is installed and/or in service.

      "Purchase Option Price" is defined as the Fair Market Value of the Equipment plus all applicable sales, use, property or excise taxes and all expenses of transfer; provided, however, Fair Market Value shall in no event be
                      --------  -------
greater than twenty percent (20%) of the cost of the Equipment set forth in the Lease Schedule.

      "Renewal Option Rent" is defined as the Fair Market Rental Value of the Equipment plus applicable sales and use taxes.

      (c) The Notice delivered by Lessee shall contain a reasonable estimate of the Fair Market Value and/or the Fair Market Rental Value of the Equipment. If the Lessor and Lessee are unable to agree upon Fair Market Value or Fair Market Rental Value within sixty days after Lessor's receipt of the Notice, the Fair Market Value and/or Fair Market Rental Value shall be determined at Lessee's expense by an independent, qualified appraiser selected by Lessor.

      (d) In the event the Lessee exercises the renewal option set forth in paragraph (a) above, upon the expiration of the renewal term Lessee shall have the option, by giving Lessor irrevocable, written notice not less than thirty
(30) days prior to the expiration of said renewal term, to either (i) purchase all, but not less than all, of the Equipment at the Purchase Option Price, or
(ii) renew the term of the Lease for all but not less than all, of the Equipment, for one additional one-year term at its Renewal Option Rent, payable monthly. If Lessee fails to exercise either option set forth in the preceding sentence, the Equipment shall be returned to Lessor pursuant to the terms and conditions of the Lease, including without limitation, the return provision thereof.

      (e) In the event the Lessee exercises the renewal option set forth in paragraph (d) above, upon the expiration of such renewal term, Lessee shall have the option, by giving the Lessor irrevocable, written notice not less than thirty (30) days prior to the expiration of said renewal term to purchase all, but not less than all, of the Equipment at the Purchase Option Price. If the Lessee does not exercise the purchase option set forth in the preceding sentence, the Equipment shall be returned to Lessor pursuant to the terms and conditions of the Lease including without limitation the return provisions thereof.

      (f) The Purchase Option Price shall be paid to the Lessor on or before the last day of the Lease Term or renewal term in immediately available funds and the sale of the Equipment by Lessor to Lessee shall be on an AS-IS, WHERE-IS basis, without recourse to, or warranty by Lessor and the LESSOR SHALL NOT BE DEEMED TO HAVE MADE,

AND THE LESSOR HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EITHER EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT, ITS VALUE OR CONFORMITY TO ANY SPECIFICATIONS OR AGREEMENTS RELATING THERETO, NOR SHALL THE LESSOR BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR STRICT OR ABSOLUTE LIABILITY IN TORT. The Purchase Option Price shall bear finance charges from the period, if any, for the expiration date of the Lease to the date of payment, at the rate set forth in the Lease for payment of overdue rent.

      (g) Notwithstanding any election of Lessee to purchase, the provisions of the Lease shall continue in full force and effect until passage of ownership of the Equipment upon the date of purchase."

      3. Miscellaneous
         ____________

         (a) Except as otherwise expressly amended by this Addendum, the Lease is and shall continue to be in full force and effect in accordance with its terms. In the event of any inconsistency between the provisions of this Addendum and those in the Lease, the terms of this Addendum shall control.

         (b) All terms defined in the Lease shall have such defined meanings when used herein, unless otherwise defined herein.

         (c) This Addendum shall be governed by and construed in accordance with the laws of the State of Ohio.

      IN WITNESS WHEREOF, the parties hereto have executed this Addendum this 18th day of September, 1995.

Dana Commercial Credit Corporation      Telco Communications Group, Inc.
("Lessor")                              ("Lessee")


By:  /s/ William E. Riley               By:  /s/ Donald A. Burns
    ------------------------------          ----------------------------
    Title:  William E. Riley                 Title:  President
          Executive Vice President

                                         SCHEDULE A EQUIPMENT


LEASE SCHEDULE NO.:        002              DATED AS OF:    SEPTEMBER 19, 1995
                     ------------------                 ------------------------

MASTER LEASE AGREEMENT NO.:   5002115       DATED AS OF:    SEPTEMBER 14, 1995
                             ----------                 ------------------------

WITH                        TELCO COMMUNICATIONS GROUP, INC.         ("LESSEE")
       -------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
  NEW /            MANUFACTURER, MODEL NUMBER AND                                                                       PURCHASE
  USED    QTY.     DESCRIPTION                          SERIAL NO.            ADDRESS         CITY      STATE    ZIP      PRICE
  NEW      1       TITAN 5500S DIGITAL CROSS-CONNECT                  800 E. MAIN STREET   CHATANOOGA    TN    37408    493,192.41
                   SYSTEM













                                                                                                             -----------------------
                                                                                                               TOTAL: $493,192.41
- ------------------------------------------------------------------------------------------------------------------------------------

LESSOR: DANA COMMERCIAL CREDIT           LESSEE:  TELCO COMMUNICATIONS
        CORPORATION                               GROUP, INC.

   By:  [Signature Appears Here]            By:   [Signature Appears Here]
      --------------------------------          -------------------------------
Title:  Exec. V.P.                       Title:   President
     ---------------------------------         --------------------------------

                         Page       1       of       1
                                -----------      -----------

                             Stipulated Loss Value
                       Telco Communications Group, Inc.
                                 Exhibit No. 1
                                 #5002115-002


                   Per % of Cost             Per % of Cost
                   -------------             -------------

                    1   102.7384             25    60.4776
                    2   100.9768             26    58.7173
                    3    99.2154             27    56.9570
                    4    97.4541             28    55.1968
                    5    95.6928             29    53.4366
                    6    93.9316             30    51.6765
                    7    92.1704             31    49.9164
                    8    90.4093             32    48.1563
                    9    88.6482             33    46.3963
                   10    86.8872             34    44.6363
                   11    85.1262             35    42.8764
                   12    83.3653             36    41.1164
                   13    81.6044             37    39.3565
                   14    79.8436             38    37.5967
                   15    78.0828             39    35.8369
                   16    76.3221             40    34.0771
                   17    74.5615             41    32.3174
                   18    72.8008             42    30.5577
                   19    71.0402             43    28.7980
                   20    69.2797             44    27.0383
                   21    67.5192             45    25.2787
                   22    65.7587             46    23.5191
                   23    63.9983             47    21.7596
                   24    62.2379             48    20.0000

                            ACCEPTANCE CERTIFICATE


TO LEASE SCHEDULE NO.    002      DATED AS OF   SEPTEMBER 19, 1995
                     __________               _______________________

("LEASE SCHEDULE") UNDER MASTER LEASE AGREEMENT DATED AS OF  SEPTEMBER 14, 1995
                                                            ____________________

("MASTER LEASE") BETWEEN  DANA COMMERCIAL CREDIT CORPORATION ("LESSOR") AND
  TELCO COMMUNICATIONS GROUP, INC.              ("LESSEE").
_______________________________________________


1. EQUIPMENT. Lessee hereby acknowledges that the Equipment set forth and described on the Lease Schedule, which description is fully incorporated herein and made part hereof in its entirety, has been delivered to the location(s) indicated in such Lease Schedule, where applicable, installed and otherwise serviced and completed to the Lessee's satisfaction, inspected by Lessee, found to be in good operating order and condition and in compliance with all specifications of Lessee, and has been unconditionally accepted by the Lessee under the Master Lease and Lease Schedule, all on the Acceptance Date set forth below. Lessee hereby agrees to faithfully perform all of its obligations under the Master Lease and Lease Schedule and reaffirms, as of the date hereof, its representations and warranties as set forth in the Master Lease. Lessee further reaffirms that Lessee has reviewed and approved the purchase order or agreement with each Supplier covering the Equipment to be purchased by Lessor for lease to Lessee, or that Lessee knows the identity of each Supplier, that it may have rights under any Supply contract from the Supplier, and that Lessee may contact Supplier for a description of any such rights. Lessee hereby authorizes and directs Lessor to make payments to each Supplier of the Equipment pursuant to such Supplier's invoice or any purchase order or agreement with such Supplier.

2. LESSEE ACKNOWLEDGMENTS. Lessee hereby acknowledges its agreement to pay Lessor rental payments, as set forth in the Lease Schedule, plus any applicable taxes, together with all other taxes, costs, expenses and charges whatsoever which Lessee is required to pay pursuant to the Master Lease, in each instance at the times and in the manner set forth in the Master Lease and the Lease Schedule, respectively. Lessee further acknowledges and agrees that the rental payments shall be as set forth on the Lease Schedule unless otherwise indicated below.

            Rental Payment                      Amount of Each Rental
                Nos.                            Payment ("Basic Rent")

         ___________________                ______________________________

3.  ACCEPTANCE DATE

    October 5, 1995.

                                LESSEE:  TELCO COMMUNICATIONS GROUP, INC.

                                    By: /s/ Donald A. Burns
                                        _____________________________________
                                        President. Donald A. Burns

                                        (NAME TYPEWRITTEN OR PRINTED)

                                        Title:
                                               ------------------------------
ACKNOWLEDGE THIS ________ DAY

OF _____________, 19 _____.

DANA COMMERCIAL CREDIT CORPORATION

By: [SIGNATURE APPEARS HERE]
    -----------------------------
Title: Exec. V. P.
       --------------------------

                                 BILL OF SALE

             TELCO COMMUNICATIONS GROUP, INC.                ("Seller") of
- ------------------------------------------------------------

             CHANTILLY                  VA        , in consideration of
- -------------------------------------------------
           (city or town)             (state)

the sum of FOUR HUNDRED NINETY THREE THOUSAND ONE HUNDRED NINETY TWO AND 41/100
           --------------------------------------------------------------------
                                                                   Dollars

($493,192.41) and other good and valuable consideration, the receipt of which is
- -------------
hereby acknowledged, does hereby sell, transfer and assign to DANA COMMERCIAL CREDIT CORPORATION, its successors and assigns ("DCC") a Delaware corporation having a principal office at 1900 Indian Wood Circle, Maumee, OH 43537, the equipment set forth in Schedule A hereto (the "Equipment").

Seller hereby covenants with DCC that Seller is the absolute owner of the Equipment, that the equipment is free and clear of all liens, security interests and any other encumbrances, and that Seller has the right to sell the Equipment and make this Bill of Sale. Seller will forever warrant and defend the Equipment against the claims and demands of all persons.

IN WITNESS WHEREOF, Seller had duly executed this Bill of Sale this  5  day of
                                                                    ---
  October         , 1995.
- -----------------     --

                                 Telco Communications Group, Inc.
                       -------------------------------------------------------
                       (Corporation, Partnership, Proprietorship Individual)

                       By: /s/ Donald A. Burns
                           ---------------------------------------------------

                       Title:  President
                              ------------------------------------------------

State of       VA
         --------------

County of    Fairfax
          -------------

Subscribed and sworn before me this  5th   day of   October    , 1995.
                                    ------        ------------     --

                                      /s/ Robin M. Bennett
                                      -------------------------------
                                               Notary Public

                                      My Commission expires: 6/30/98
                                                            ---------
                                                              (SEAL)

      Addendum dated as of September 15, 1995, to the Master Lease Agreement No 5002115 (the "Lease") and Lease Schedule 5002115-001 (the "Lease Schedule") between Telco Communications Group, Inc. ("Lessee") and Dana Commercial Credit Corporation ("Lessor").

      WHEREAS, Lessor and Lessee desire to enter into the Lease and the Lease Schedule;

      WHEREAS, Lessor and Lessee desire to amend certain provisions of the Lease, and the Lease Schedule, as hereinafter provided;

      WHEREAS, this Addendum shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of the Lease and the Lease Schedule;

      NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, receipt of which is hereby acknowledged, Lessor and Lessee agree as follows:

      1.  Amendment of Section 5 ("Rent Adjustment") of the Lease.  Section 5
          -------------------------------------------------------
is hereby amended as follows:

            (a) by deleting "34%" in each paragraph (a) and (b) and inserting "35%", and

            (b) by deleting in paragraph (b) subsection (i) of the first sentence thereof after the words "for such year less" ".34" and inserting in lieu thereof ".35".

      2.  Amendment of Section 14 ("Termination, Return") of the Lease.  Section
          ------------------------------------------------------------
14 is hereby amended by inserting at the end of the section thereof the following:

            "At the end of the Lease Term, Lessee agrees to pay a restocking fee of seven and one half percent (7 1/2%) of the original equipment cost to the Lessor."

      3.  Amendment of the Lease to Add New Section ("Purchase Option").  The
          -------------------------------------------------------------
Lease is hereby amended for purposes of this Lease Schedule only by adding a new section thereto to read in its entirety as follows:

      24.  PURCHASE OR RENEWAL OPTION.

      (a) Lessee shall have the option, at the expiration of the Lease Term as set forth in the Lease Schedule, to either (i) purchase all, but not less than all, of the Equipment for the Purchase Option Price (as defined below), or (ii) renew the term of the Lease, for all but not less than all, of the Equipment for an additional one year period at the Renewal

Option Rent (as defined below), payable monthly; provided that no Event of
                                                 --------
Default has occurred under the Lease and all provisions of the Lease and all other agreements between Lessor and Lessee have been fully complied with. Lessee shall notify Lessor of its irrevocable election to exercise its purchase or renewal option in the written notice required by Section 14(a) of the Lease (referred to herein as the "Notice"). In the event the Lessee does not provide the Notice, the Lessee shall comply with the provisions of the Lease, including without limitation, the return provisions thereof.

      (b) For purposes of this section the following capitalized terms shall have the meaning given:

      "Fair Market Value" is defined as the selling price that would be obtained in an arm's length transaction between an informed and willing buyer and an informed and willing seller, each under no compulsion to buy or sell, provided,
                                                                      --------
however, such values shall be determined on the basis that the Equipment
- -------
conforms to all conditions specified in the Lease and is installed and/or in service.

      "Fair Market Rental Value" is defined as the rental that would be obtained in an arm's length transaction between an informed and willing lessee and an informed and willing lessor, each under no compulsion to lease; provided,
                                                                --------
however, such values shall be determined on the basis that the Equipment
- -------
conforms to all conditions specified in the Lease and is installed and/or in service.

      "Purchase Option Price" is defined as the Fair Market Value of the Equipment plus all applicable sales, use, property or excise taxes and all expenses of transfer, provided, however, Fair Market Value shall in no event be
                      --------  -------
greater than percent (20%) of the cost of the Equipment set forth in the Lease Schedule.

      "Renewal Option Rent" is defined as the Fair Market Rental Value of the Equipment plus applicable sales and use taxes.

      (c) The Notice delivered by Lessee shall contain a reasonable estimate of the Fair Market Value and/or the Fair Market Rental Value of the Equipment. If the Lessor and Lessee are unable to agree upon Fair Market Value or Fair Market Rental Value within sixty days after Lessor's receipt of the Notice, the Fair Market Value and/or Fair Market Rental Value shall be determined at Lessee's expense by an independent, qualified appraiser selected by Lessor.

     (d) In the event the Lessee Exercises the renewal option set forth in paragraph (a) above, upon the expiration of the renewal term Lessee shall have the option, by giving Lessor irrevocable, written notice not less than thirty
(30) days prior to the expiration of said renewal term, to either (i) purchase all, but not less than all, of the Equipment at the Purchase Option Price, or
(ii) renew the term of the Lease for all but not less than all, of


                                       2
the Equipment, for one additional one-year term at its Renewal Option Rent, payable monthly. If Lessee fails to exercise either option set forth in the preceding sentence, the Equipment shall be returned to Lessor pursuant to the terms and conditions of the Lease, including without limitation, the return provision thereof.

      (e) In the event the Lessee exercises the renewal option set forth in paragraph (d) above, upon the expiration of such renewal term, Lessee shall have the option, by giving the Lessor irrevocable, written notice not less than thirty (30) days prior to the expiration of said renewal term to purchase all, but not less than all, of the Equipment at the Purchase Option Price. If the Lessee does not exercise the purchase option set forth in the preceding sentence, the Equipment shall be returned to Lessor pursuant to the terms and conditions of the Lease including without limitation the return provisions thereof.

      (f) The Purchase Option Price shall be paid to the Lessor on or before the last day of the Lease Term or renewal term in immediately available funds and the sale of the Equipment by Lessor to Lessee shall be on an AS-IS, WHERE-IS basis, without recourse to, or warranty by Lessor and the LESSOR SHALL NOT BE DEEMED TO HAVE MADE, AND THE LESSOR HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EITHER EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT, ITS VALUE OR CONFORMITY TO ANY SPECIFICATIONS OR AGREEMENTS RELATING THERETO, NOR SHALL THE LESSOR BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR STRICT OR ABSOLUTE LIABILITY IN TORT. The Purchase Option Price shall bear finance charges from the period, if any, for the expiration date of the Lease to the date of payment, at the rate set forth in the Lease for payment of overdue rent.

      (g) Notwithstanding any election of Lessee to purchase, the provisions of the Lease shall continue in full force and effect until passage of ownership of the Equipment upon the date of purchase."

      4. Miscellaneous
         -------------

        (a) Except as otherwise expressly amended by this Addendum, the Lease and the Lease Schedule are and shall continue to be in full force and effect in accordance with its terms. In the event of any inconsistency between the provisions of this Addendum and those in the Lease or the Lease Schedule, the terms of this Addendum shall control.

        (b) All terms defined in the Lease and the Lease Schedule shall have such defined meanings when used herein, unless otherwise defined herein.


                                       3

            (c) This Addendum shall be governed by and construed in accordance with the laws of the State of Ohio.

      IN WITNESS WHEREOF, the parties hereto have executed this Addendum this 15th day of September, 1995.

Dana Commercial Credit Corporation           Telco Communications Group, Inc.
("Lessor")                                   ("Lessee")


By: [SIGNATURE APPEARS HERE]                 By: /s/ Donald A. Burns
    --------------------------------             ------------------------------
    Title:  Executive Vice President             Title:  President

                                  SCHEDULE B

                         Agreement of Lease No. 941001
                                                ------

                             ACCEPTANCE SUPPLEMENT
                             ---------------------


Commencement Date:   October 1, 1994

Expiration Date:     September 1, 1997


      THIS ACCEPTANCE SUPPLEMENT is executed and delivered by DGI Technologies, Inc. ("Lessor") and Telco Communications Group, Inc. ("Lessee") pursuant to and in accordance with Equipment Schedule No. A to Lease agreement dated October 1,
                                                                     ----------
1994 the ("Lease") between Lessor and Lessee. Terms defined in the Lease shall
- ----
have their defined meanings when used herein.

      A. The Equipment covered by this Acceptance Supplement consists of the following items manufactured by DGI Technologies, Inc. as listed in Schedule A of the Lease.

      B. Lessee confirms that said Equipment has been delivered to it, duly assembled and installed in good working order and condition, at the location specified in the Lease.

      C. Lessee hereby: (a) confirms that said Equipment is of the size, design capacity and manufacture selected by it; (b) irrevocably accepts said Equipment as-is, where-is for all purposes of the Lease as of the Commencement Date set forth above.

      D. The term of the lease of said Equipment under the Lease shall commence as of the Commencement Date set forth above and unless earlier terminated pursuant to the provisions of the Lease, shall expire on the Expiration Date set forth above.

      E. As rent for said Equipment throughout the term of the Lease, Lessee shall pay to Lessor in accordance with the terms of the Lease the sum of $159,696.00 in 36 monthly installments of $4,436.00 per month commencing
- -----------    --                         ---------

October 1, 1994 to and including September 1, 1997.
- ---------------                  -----------------

      F. All of the provisions of the Lease are hereby incorporated by reference in this Acceptance Supplement to the same extent as if fully set forth herein.



      APPROVED AND AGREED TO by the parties hereto as of the Commencement Date set forth above.


LESSEE:                                 LESSOR:

Telco Communications Group, Inc.        DGI Technologies, Inc.

BY: /s/ Donald A. Burns                 BY:
    ---------------------------             ------------------------------------
        President                               Lyle B. Coffman/Pres & COO
- --------------------------------------------------------------------------------

                                  SCHEDULE B

                         Agreement of Lease No. 941001

                             ACCEPTANCE SUPPLEMENT

Commencement Date: October 1, 1994

Expiration Date:   September 1, 1997

      This ACCEPTANCE SUPPLEMENT is executed and delivered by DGI Technologies, Inc. (``Lessor'') and Telco Communications Group, Inc. (``Lessee'') pursuant to and in accordance with Equipment Schedule No. A to Lease Agreement dated October 1, 1994 (the ``Lease'') between Lessor and Lessee. Terms defined in the Lease shall have heir defined meanings when used herein.

      A. The Equipment covered by this Acceptance Supplement consists of the following items manufactured by DGI Technologies, Inc. as listed in Schedule A of the Lease.

      B. Lessee confirms that said Equipment has been delivered to it, duly assembled and installed in good working order and condition, at the location specified in the Lease.

      C. Lessee hereby: (a) confirms that said Equipment is of the size, design capacity and manufacture selected by it; (b) irrevocably accepts said Equipment as-is, where-is for all purposes of the Lease as of the Commencement Date set forth above.

      D. The term of the lease of said Equipment under the Lease shall commence as of the Commencement Date set forth above and unless earlier terminated pursuant to the provisions of the Lease, shall expire on the Expiration Date set forth above.

      E. As rent for said Equipment throughout the term of the Lease, Lessee shall pay to Lessor in accordance with the terms of the Lease the sum of $159,696.00 in 36 monthly installments of $4,436.00 per month commencing October 1, 1994 to and including September 1, 1997.

      F. All of the provisions of the Lease are hereby incorporated by reference in this Acceptance Supplement to the same extent as if fully set forth herein.

      APPROVED AND AGREED TO by the parties hereto as of the Commencement Date set forth above.

LESSEE:                              LESSOR:

Telco Communications Group, Inc.     DGI Technologies, Inc.

BY: /s/ Donald A. Burns              BY:
   ----------------------------         ------------------------------
        President                          Lyle B. Coffman/Pres & COO
- -------------------------------         ------------------------------